                                                                      EXHIBIT 10

Pledge of stock for debt


                                PLEDGE OF STOCK


Brad Tucker, referred to as OWNER, and George W. Smith, referred to as CREDITOR, agree:

OWNER is indebted to CREDITOR in the sum of $1,000.00 (one thousand & no/100 dollars) for sell of the stock; to secure repayment of the debt, OWNER pledges to CREDITOR 2 shares of Cyberguide Online, Inc. Preferred stock.

OWNER agrees to execute all necessary documents to perfect the pledge.
So long as OWNER is indebted to CREDITOR the CREDITOR shall have the right to vote the shares.

Within six months of this agreement, CREDITOR may convert this note for the Preferred Stock.

Dated:  1/29/99
      -----------------


BRAD TUCKER
-----------------------------
Brad Tucker, Owner



GEORGE W. SMITH
----------------------------
Creditor

Pledge of stock for debt


                                PLEDGE OF STOCK


Brad Tucker, referred to as OWNER, and Kent R. Smith, referred to as CREDITOR, agree:

OWNER is indebted to CREDITOR in the sum of $1,000.00 (one thousand & no/100 dollars) for sell of the stock; to secure repayment of the debt, OWNER pledges to CREDITOR 2 shares of Cyberguide Online, Inc. Preferred stock.

OWNER agrees to execute all necessary documents to perfect the pledge.
So long as OWNER is indebted to CREDITOR, the CREDITOR shall have the right to vote the shares.

Within six months of this agreement, CREDITOR may convert this note for the Preferred Stock.

Dated:  1/29/99
      -----------------


BRAD TUCKER
-----------------------------
BRAD TUCKER, Owner



KENT R. SMITH
----------------------------
Creditor

1319 Meadow Creek Drive #114
Irving, TX 75038
(214) 210-7782 Work
(972) 518-0499 Home

Pledge of stock for debt


                                PLEDGE OF STOCK


Brad Tucker, referred to as OWNER, and William O. Smith Jr. and Mary A. Smith, referred to as CREDITOR, agree:

OWNER is indebted to CREDITOR in the sum of $1,000.00 (one thousand & no/100 dollars) for sell of the stock; to secure repayment of the debt, OWNER pledges to CREDITOR 2 shares of Cyberguide Online, Inc. Preferred stock.

OWNER agrees to execute all necessary documents to perfect the pledge.
So long as OWNER is indebted to CREDITOR, the CREDITOR shall have the right to vote the shares.

Within six months of this agreement, CREDITOR may convert this note for the Preferred Stock.

Dated:  1/29/99
      -----------------


BRAD TUCKER
-----------------------------
Brad Tucker, Owner



WILLIAM O. SMITH JR. & MARY A. SMITH
------------------------------------
Creditor



Address:
     4 Widow Coomb's Walk
     Sandwich, MA 02563


Phone: 508-420-4092

Enclosed check #4285 for $1,000.00

Pledge of stock for debt


                                PLEDGE OF STOCK


Brad Tucker, referred to as OWNER, and Howard Wages, referred to as CREDITOR, agree:

OWNER is indebted to CREDITOR in the sum of $1,000.00 (one thousand & no/100 dollars) for sell of the stock; to secure repayment of the debt, OWNER pledges to CREDITOR 2 shares of Cyberguide Online, Inc. Preferred stock.

OWNER agrees to execute all necessary documents to perfect the pledge.
So long as OWNER is indebted to CREDITOR, the CREDITOR shall have the right to vote the shares.

Within six months of this agreement, CREDITOR may convert this note for the Preferred Stock.

Dated:  1/26/99
      -----------------


BRAD TUCKER
-----------------------------
Brad Tucker, Owner



HOWARD WAGES
----------------------------
Creditor